UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  MAY 19, 2006
                Date of Report (Date of earliest event reported)


                          ALTRA INDUSTRIAL MOTION, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                    333-124944                 30-0283143
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


            14 HAYWARD STREET
          QUINCY, MASSACHUSETTS                                 02171
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(Address of principal executive offices)                     (Zip Code)


                                 (617) 328-3300
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  On May 19, 2006, Altra Industrial Motion, Inc. announced certain unaudited financial results for the first quarter of 2006. A copy of the announcement is attached hereto as Exhibit 99.1, which is incorporated by reference herein. (Also filed pursuant to Item 8.01)


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

                  (c) Exhibits

                  99.1 Press release of Altra Industrial Motion, Inc., dated May 19, 2006, announcing certain unaudited financial results for the first quarter of 2006


















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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ALTRA INDUSTRIAL MOTION, INC.

                                        /s/ David Wall
                                        --------------------------------------
                                        Name: David Wall
                                        Title: Chief Financial Officer


Date: May 19, 2006


















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